INVESCO MID CAP CORE EQUITY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         1

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                       38,952
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                          457
                         Class C                                        6,683
                         Class R                                        2,679
                         Class Y                                        5,871
                         Class R5                                       1,607
                         Class R6                                         166

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $23.07
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $14.97
                         Class C                                       $14.91
                         Class R                                       $22.25
                         Class Y                                       $23.44
                         Class R5                                      $25.02
                         Class R6                                      $25.03

INVESCO SMALL CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         7

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        16,147
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            41
                         Class C                                           573
                         Class R                                         3,544
                         Class Y                                         5,366
                         Investor Class                                  6,302
                         Class R5                                       28,706
                         Class R6                                        5,740

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 36.07
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 25.63
                         Class C                                       $ 25.57
                         Class R                                       $ 33.70
                         Class Y                                       $ 37.02
                         Investor Class                                $ 37.75
                         Class R5                                      $ 40.16
                         Class R6                                      $ 40.30

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         9

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 1,416
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    10
                         Class C                                       $   115
                         Class R                                       $    22
                         Class Y                                       $    77
                         Class R5                                      $    19
                         Class R6                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.2054
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1473
                         Class C                                       $0.1469
                         Class R                                       $0.1891
                         Class Y                                       $0.2226
                         Class R5                                      $0.2373
                         Class R6                                      $0.1189

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                         6,760
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            57
                         Class C                                           749
                         Class R                                           118
                         Class Y                                           347
                         Class R5                                           73
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 13.38
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.67
                         Class C                                       $ 12.65
                         Class R                                       $ 13.40
                         Class Y                                       $ 13.41
                         Class R5                                      $ 13.54
                         Class R6                                      $ 13.54

INVESCO GROWTH ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         11

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        53,478
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                         1,422
                         Class C                                         9,478
                         Class R                                         1,511
                         Class S                                         1,624
                         Class Y                                           580
                         Class R5                                            1
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 15.15
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 14.95
                         Class C                                       $ 14.96
                         Class R                                       $ 15.10
                         Class S                                       $ 15.14
                         Class Y                                       $ 15.13
                         Class R5                                      $ 15.24
                         Class R6                                      $ 15.23

INVESCO MODERATE ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         12

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 5,706
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    85
                         Class C                                       $   793
                         Class R                                       $   133
                         Class S                                       $   295
                         Class Y                                       $    74
                         Class R5                                      $    --
                         Class R6                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.1294
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.0795
                         Class C                                       $0.0794
                         Class R                                       $0.1127
                         Class S                                       $0.1359
                         Class Y                                       $0.1461
                         Class R5                                      $0.1506
                         Class R6                                      $0.0757

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        43,506
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           880
                         Class C                                         9,903
                         Class R                                         1,160
                         Class S                                         2,173
                         Class Y                                           566
                         Class R5                                            1
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 13.19
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 13.10
                         Class C                                       $ 13.09
                         Class R                                       $ 13.16
                         Class S                                       $ 13.19
                         Class Y                                       $ 13.21
                         Class R5                                      $ 13.25
                         Class R6                                      $ 13.24

INVESCO CONSERVATIVE ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         15

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 2,311
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    33
                         Class C                                       $   418
                         Class R                                       $    72
                         Class S                                       $    22
                         Class Y                                       $    61
                         Class R5                                      $    --
                         Class R6                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.1118
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.0679
                         Class C                                       $0.0681
                         Class R                                       $0.0971
                         Class S                                       $0.1177
                         Class Y                                       $0.1261
                         Class R5                                      $0.1299
                         Class R6                                      $0.0650

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        20,449
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           398
                         Class C                                         6,114
                         Class R                                           750
                         Class S                                           185
                         Class Y                                           490
                         Class R5                                            1
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 11.48
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 11.34
                         Class C                                       $ 11.36
                         Class R                                       $ 11.44
                         Class S                                       $ 11.50
                         Class Y                                       $ 11.47
                         Class R5                                      $ 11.53
                         Class R6                                      $ 11.53

INVESCO INCOME ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         16

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 6,713
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    24
                         Class C                                       $ 1,846
                         Class R                                       $    94
                         Class Y                                       $   988
                         Class R5                                      $    24
                         Class R6                                      $    --

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.2034
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1609
                         Class C                                       $0.1608
                         Class R                                       $0.1891
                         Class Y                                       $0.2175
                         Class R5                                      $0.2177
                         Class R6                                      $0.1075

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        33,185
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           117
                         Class C                                        11,879
                         Class R                                           483
                         Class Y                                         5,830
                         Class R5                                          180
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 11.52
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 11.54
                         Class C                                       $ 11.53
                         Class R                                       $ 11.52
                         Class Y                                       $ 11.52
                         Class R5                                      $ 11.52
                         Class R6                                      $ 11.52

INVESCO INTERNATIONAL ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         17

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        8,572
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                           78
                         Class C                                        1,967
                         Class R                                          376
                         Class Y                                        1,510
                         Class R5                                         623
                         Class R6                                           1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $11.34
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $11.32
                         Class C                                       $11.32
                         Class R                                       $11.33
                         Class Y                                       $11.30
                         Class R5                                      $11.34
                         Class R6                                      $11.35

INVESCO BALANCED-RISK RETIREMENT NOW FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         18

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $    20
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $    16
                         Class B                                       $    --
                         Class C                                       $    --
                         Class CX                                      $    --
                         Class R                                       $     3
                         Class RX                                      $    --
                         Class Y                                       $     2
                         Class R5                                      $    --
                         Class R6                                      $     2

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.0165
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $0.0165
                         Class B                                       $0.0007
                         Class C                                       $0.0007
                         Class CX                                      $0.0007
                         Class R                                       $0.0112
                         Class RX                                      $0.0112
                         Class Y                                       $0.0220
                         Class R5                                      $0.0220
                         Class R6                                      $0.0220

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                         1,195
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                          942
                         Class B                                             4
                         Class C                                           465
                         Class CX                                          165
                         Class R                                           232
                         Class RX                                            9
                         Class Y                                            35
                         Class R5                                           14
                         Class R6                                           71

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $  8.35
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $  8.34
                         Class B                                       $  8.09
                         Class C                                       $  8.10
                         Class CX                                      $  8.09
                         Class R                                       $  8.26
                         Class RX                                      $  8.26
                         Class Y                                       $  8.44
                         Class R5                                      $  8.43
                         Class R6                                      $  8.43

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         20

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        4,120
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         747
                         Class B                                           59
                         Class C                                          879
                         Class CX                                         131
                         Class R                                          815
                         Class RX                                          46
                         Class Y                                          315
                         Class R5                                          53
                         Class R6                                         224

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 8.82
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 8.82
                         Class B                                       $ 8.71
                         Class C                                       $ 8.69
                         Class CX                                      $ 8.68
                         Class R                                       $ 8.78
                         Class RX                                      $ 8.78
                         Class Y                                       $ 8.83
                         Class R5                                      $ 8.88
                         Class R6                                      $ 8.88

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         21

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        4,928
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         596
                         Class B                                           69
                         Class C                                        1,375
                         Class CX                                          89
                         Class R                                        1,026
                         Class RX                                          59
                         Class Y                                          207
                         Class R5                                          83
                         Class R6                                         286

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 8.31
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 8.32
                         Class B                                       $ 8.20
                         Class C                                       $ 8.20
                         Class CX                                      $ 8.20
                         Class R                                       $ 8.26
                         Class RX                                      $ 8.26
                         Class Y                                       $ 8.34
                         Class R5                                      $ 8.36
                         Class R6                                      $ 8.36

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        3,821
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         344
                         Class B                                           40
                         Class C                                          791
                         Class CX                                          31
                         Class R                                          932
                         Class RX                                          18
                         Class Y                                          129
                         Class R5                                          50
                         Class R6                                         320

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 7.57
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 7.56
                         Class B                                       $ 7.47
                         Class C                                       $ 7.46
                         Class CX                                      $ 7.45
                         Class R                                       $ 7.52
                         Class RX                                      $ 7.52
                         Class Y                                       $ 7.59
                         Class R5                                      $ 7.61
                         Class R6                                      $ 7.61

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        2,320
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                         144
                         Class B                                           27
                         Class C                                          724
                         Class CX                                          19
                         Class R                                          515
                         Class RX                                          10
                         Class Y                                          532
                         Class R5                                          13
                         Class R6                                         177

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 7.38
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class AX                                      $ 7.39
                         Class B                                       $ 7.25
                         Class C                                       $ 7.26
                         Class CX                                      $ 7.26
                         Class R                                       $ 7.33
                         Class RX                                      $ 7.34
                         Class Y                                       $ 7.41
                         Class R5                                      $ 7.41
                         Class R6                                      $ 7.42

INVESCO QUALITY INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         26

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $ 6,276
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $     7
                         Class C                                       $   190
                         Class Y                                       $ 1,285
                         Class R5                                      $ 2,798
                         Class R6                                      $     0

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.1986
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.1518
                         Class C                                       $0.1516
                         Class Y                                       $0.2138
                         Class R5                                      $0.2224
                         Class R6                                      $0.1114

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        31,247
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            41
                         Class C                                         1,212
                         Class Y                                         5,977
                         Class R5                                       14,190
                         Class R6                                            1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 12.05
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 12.01
                         Class C                                       $ 11.97
                         Class Y                                       $ 12.10
                         Class R5                                      $ 12.09
                         Class R6                                      $ 12.09

INVESCO CONVERTIBLE SECURITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         27

72DD.                1   Total income dividends for which record date passed
                         during the period. (000's Omitted)
                         Class A                                       $15,109
                     2   Dividends for a second class of open-end company
                         shares (000's Omitted)
                         Class B                                       $    26
                         Class C                                       $ 1,976
                         Class Y                                       $14,550
                         Class R5                                      $    59
                         Class R6                                      $   336

73A.                     Payments per share outstanding during the entire
                         current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                                       $0.5165
                     2   Dividends for a second class of open-end company
                         shares (form nnn.nnnn)
                         Class B                                       $0.4270
                         Class C                                       $0.4260
                         Class Y                                       $0.5462
                         Class R5                                      $0.5517
                         Class R6                                      $0.5600

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                        28,941
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class B                                            54
                         Class C                                         4,379
                         Class Y                                        25,786
                         Class R5                                           84
                         Class R6                                          610

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $ 23.84
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class B                                       $ 23.91
                         Class C                                       $ 23.73
                         Class Y                                       $ 23.87
                         Class R5                                      $ 23.85
                         Class R6                                      $ 23.85

INVESCO MULTI-ASSET INFLATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         28

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                          60
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class C                                          21
                         Class R                                           1
                         Class Y                                          58
                         Class R5                                          1
                         Class R6                                          1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $8.93
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class C                                       $8.85
                         Class R                                       $8.91
                         Class Y                                       $8.96
                         Class R5                                      $8.96
                         Class R6                                      $8.96

INVESCO ALTERNATIVE STRATEGIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2017
FILE NUMBER:        811-2699
SERIES NO.:         29

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                          90
                     2   Number of shares outstanding of a second class of
                         open-end company shares (000's Omitted)
                         Class C                                          19
                         Class R                                           2
                         Class Y                                         119
                         Class R5                                          1
                         Class R6                                          1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                       $9.52
                     2   Net asset value per share of a second class of
                         open-end company shares (to nearest cent)
                         Class C                                       $9.43
                         Class R                                       $9.50
                         Class Y                                       $9.56
                         Class R5                                      $9.55
                         Class R6                                      $9.55